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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
ANIKA THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANIKA THERAPEUTICS, INC.
236 WEST CUMMINGS PARK
WOBURN, MASSACHUSETTS 01801

Notice of Annual Meeting of Stockholders to
be Held on Wednesday, June 5, 2002

The 2002 annual meeting of stockholders (the "Annual Meeting") of Anika Therapeutics, Inc., a Massachusetts corporation (the "Company"), will be held at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts 02109 on Wednesday, June 5, 2002, at 10:00 a.m. local time for the following purposes:

  1.
  To elect one (1) Class III director of the Company to serve until the 2005 Annual Meeting of Stockholders and until his respective successor is duly elected and qualified; and

  2.
  To consider and act upon any other matters that may properly come before the meeting or any adjournment or postponement thereof.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned or postponed.

The Board of Directors has fixed the close of business on April 12, 2002 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only stockholders of record of the Company's common stock, par value $.01 per share, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

You are requested to fill in and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed postage prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have delivered a signed proxy.

                      By Order of the Board of Directors,

                      Douglas R. Potter, Clerk

Woburn, Massachusetts
April 30, 2002

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

ANIKA THERAPEUTICS, INC.
236 WEST CUMMINGS PARK
WOBURN, MASSACHUSETTS 01801

Proxy Statement for the Annual Meeting of Stockholders
To Be Held on Wednesday, June 5, 2002

April 30, 2002

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Anika Therapeutics, Inc., a Massachusetts corporation (the "Company"), for use at the annual meeting of stockholders to be held at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts 02109 on Wednesday, June 5, 2002, at 10:00 a.m. local time and at any adjournment or postponement thereof (the "Annual Meeting"). At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

  1.
  The election of one (1) Class III director of the Company to serve until the annual meeting of stockholders in 2005 and until his successor is duly elected and qualified; and

  2.
  Such other business as may properly come before the meeting and any adjournments or postponements thereof.

This proxy statement, the accompanying notice of annual meeting, the proxy card and the Company's Annual Report are first being sent to stockholders on or about April 30, 2002. The Company's Annual Report, however, is not a part of the proxy solicitation material. The Board of Directors has fixed the close of business on April 12, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders of record of the Company's common stock, par value $.01 per share ("Common Stock") at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 9,934,280 shares of Common Stock outstanding and entitled to vote at the annual meeting. Holders of Common Stock as of the close of business on the record date will be entitled to one vote per share.

All proxies will be voted in accordance with the stockholders' instructions, and if no choice is specified, the proxies will be voted "FOR" the election of the nominee for Director listed in this proxy statement. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders. A stockholder may revoke any proxy at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Clerk of the Company or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares held of record by stockholders or their nominees who do not return a signed and dated proxy or attend the Annual Meeting in person will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Directors are elected by a plurality of the votes cast if a quorum is present. In a plurality election, votes may only be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. This means that the person receiving the highest number of "FOR" votes will be elected as director. Where the only matter to be considered at a meeting of stockholders is an uncontested election of directors by plurality, there are no "abstentions" or "broker non-votes" because (i) votes may only be cast in favor of or withheld from each nominee and (ii) shares of Common Stock held by a broker on behalf of a beneficial owner may be voted in the discretion of the broker if the broker does not receive voting instructions from the beneficial owner.

PROPOSAL 1
ELECTION OF DIRECTORS

The Company's Board of Directors is divided into three classes: Class I, Class II and Class III. Each class of directors serves for a three-year term with one class of directors being elected by the Company's stockholders at each annual meeting.

Drs. Bower and Davidson serve as Class I Directors with a term of office expiring at the 2003 Annual Meeting. Mr. McKay and Dr. Sadow serve as Class II Directors with a term of office expiring at the 2004 Annual Meeting. Mr. Wheeler serves as a Class III Director with a term of office expiring at the 2002 Annual Meeting.

Mr. Wheeler is the Board of Directors' nominee for election to the Board of Directors at the Annual Meeting. The Class III Director will be elected to hold office until the 2005 Annual Meeting and until his successor is duly elected and qualified. Unless otherwise instructed, the persons named in the accompanying proxy will vote, as permitted by the Amended and Restated By-laws of the Company, to elect Mr. Wheeler as a Class III Director.

The election of a director requires the affirmative vote of a plurality of votes cast by the holders of Common Stock entitled to vote on the matter. If the Class III Director becomes unavailable, the person acting under the proxy may vote the proxy for the election of a substitute.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEE.

The following table sets forth the name of each Director, including the nominee for Class III Director, his age and the year in which he became a Director of the Company.

Director Name	Age	Director Since
Class I Directors:
Joseph L. Bower	63	1993
Eugene A. Davidson, Ph.D.	71	1993
Class II Directors:
Samuel F. McKay	62	1995
Harvey S. Sadow, Ph.D.	79	1995
Class III Director:
Steven E. Wheeler	55	1993

Dr. Bower joined the Board of Directors of the Company in February 1993. He has held various positions at the Harvard Business School since 1963, where he was named Professor of Business Administration in 1972 and Donald Kirk David Professor of Business Administration in 1986. He has served as Chairman of the Doctoral Programs, Director of Research, Senior Associate Dean for External Relations, Chair of the General Management Area and is currently Chair of the General Manager Program. Dr. Bower received an A.B. from Harvard University and an M.B.A. and a D.B.A. from the Harvard Business School. He is a director of Brown Shoe Company, Inc., ML Lee Fund II, New America High Income Fund, Sonesta International Hotels Corporation, Loews Corporation, and TH Lee Putnam EOP.

Dr. Davidson joined the Board of Directors of the Company in February 1993. He has been the Chairman of the Department of Biochemistry and Molecular Biology at Georgetown University Medical School since April 1988. Prior to this position, he was the Chairman of the Department of Biological Chemistry at the Milton S. Hershey Medical Center of the Pennsylvania State University from October 1967 to April 1988. Dr. Davidson also served as Associate Dean for Education at the Milton S. Hershey Medical Center from November 1975 to January 1987. Dr. Davidson received a B.S.

in Chemistry from the University of California, Los Angeles, and a Ph.D. in Biochemistry from Columbia University.

Mr. McKay joined the Board of Directors of the Company in May 1995. He is currently a general partner of Axiom Venture Partners Limited Partnership, a venture capital firm, and the Chief Executive Officer of Axiom Venture Associates. Prior to Axiom, Mr. McKay was Director of Venture Capital Investments at Connecticut General Insurance Company and a scientist at the Avco-Everett Research Laboratory. Mr. McKay is also a director of Open Solutions, Inc. and Sabre Communications, Inc. Mr. McKay received a B.S. in Physics from the University of New Hampshire and an M.B.A. from the Whittemore School of Business at the University of New Hampshire.

Dr. Sadow joined the Board of Directors of the Company in December 1995. He was formerly a director of Cholestech Corp. and Rosetta Inpharmatics, Inc. and previously served as Chairman of the Board of Directors of Trega Biosciences, Inc. Dr. Sadow currently serves as s Senior Advisor to the management of Genaissance Pharmaceuticals, Inc. From 1971 through 1992, Dr. Sadow served as President and Chief Executive Officer, Director and later, Chairman of the Board of Boehringer Ingelheim Corporation. He was also a member of the Board of Directors of the Pharmaceutical Manufacturers Association, Chairman of the Pharmaceutical Manufacturers Association Foundation and past president of the Connecticut Academy of Science and Engineering. Dr. Sadow received a B.S. from the Virginia Military Institute, an M.S. from the University of Kansas and a Ph.D. from the University of Connecticut.

Mr. Wheeler joined the Board of Directors of the Company in February 1993. He is currently the President of Wheeler & Co., LLC, a private investment firm. He is also currently a director of Bariston Partners, LLC, a private equity investment firm, Pingtone Communications, Inc. and The 81 Beacon Street Corporation. Between 1993 and February 1996, he was Managing Director and a director of Copley Real Estate Advisors and President, Chief Executive Officer and a director of Copley Properties, Inc., a publicly traded real estate investment trust. He was the Chairman and Chief Executive Officer of Hancock Realty Investors, which manages an equity real estate portfolio, from 1991 to February 1993. Prior to this position, he was an Executive Vice President of Bank of New England Corporation from 1990 to 1991. Mr. Wheeler received a B.S. in Engineering from the University of Virginia, an M.S. in Nuclear Engineering from the University of Michigan and an M.B.A. from the Harvard Business School.

Board and Committee Meetings

The Board of Directors selects nominees for the election of directors of the Company. The Board of Directors will consider a nominee recommended by a stockholder for election to the Board of Directors if such recommendation is presented on a timely basis in accordance with, and is accompanied by the information required by, the Company's Amended and Restated By-Laws and the Securities Exchange Act of 1934, as amended. The Company does not maintain a standing nominating committee. The Board of Directors met 21 times during 2001. No director attended less than 75% of the aggregate of: (i) the total number of Board meetings and (ii) the total number of meetings held by all committees on which such director served.

The Company has a standing Compensation Committee of the Board of Directors which makes recommendations to the Board regarding compensation issues with respect to the officers of the Company. The Compensation Committee grants stock options under the Company's stock option plans. The current members of the Compensation Committee are Dr. Bower, Dr. Davidson, Mr. McKay and Mr. Wheeler. The Compensation Committee met four times during 2001.

The Company has a standing Audit Committee of the Board of Directors, which provides the opportunity for direct contact between the Company's independent auditors and the Board. The current Audit Committee members are Dr. Bower and Messrs. McKay and Wheeler. The Audit

Committee met eight times during 2001. The Audit Committee has the responsibility to make recommendations to the Board relative to the selection of the Company's independent accountants, to confer with the Company's independent accountants regarding the scope, method and result of the audit of the Company's books and records and to report the same to the Board and to establish and monitor policy relative to non-audit services provided by the independent accountants in order to ensure their independence. The current members of the Audit Committee are "independent" as that term is defined by the Marketplace Rules of the National Association of Securities Dealers.

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board of Directors, the Audit Committee oversees on behalf of the Board the participation of management and the independent auditor in the financial reporting process of the Company. During fiscal year 2001, the Audit Committee met eight (8) times.

The Audit Committee obtained from Arthur Andersen LLP, its independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with Arthur Andersen LLP its independence from the Company and its management.

The Audit Committee has discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended by the Statement on Auditing Standards No. 90, "Audit Committee Communications," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

The Audit Committee reviewed the audited financial statements of the Company for the fiscal year ended December 31, 2001, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

Based upon the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

The Audit Committee of the Board

Samuel F. McKay, Chairperson	Joseph L. Bower	Steven E. Wheeler

THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

Directors' Compensation

During 2001, each director who was not an employee of the Company was entitled to receive a director's fee of $10,000 and immediately exercisable options for 13,500 shares of Common Stock under the Stock Option Plan. The number of stock options granted was valued at approximately $10,000 using the Black-Scholes method. In addition, each non-employee director is entitled to be paid $1,000 for each Board meeting or committee meeting attended in person or regular Board meetings attended telephonically and $500 for each special Board meeting or committee meeting attended telephonically. All non-employee directors are reimbursed for expenses incurred in attending meetings of the Board of Directors and any committees thereof. Directors serving on committees of the Board receive no additional compensation for attending any committee meeting held in connection with a meeting of the Board.

Non-employee directors were also entitled to participate in the Company's 1993 Director Stock Option Plan (the "Director Plan"). In accordance with the provisions of the Director Plan, the period during which options may be granted thereunder expired on April 26, 1998 (the "Termination Date"). Under the terms of the Director Plan, each non-employee director who was initially elected to the Board of Directors prior to the Termination Date was entitled to receive an option to purchase 4,500 shares of Common Stock. Each option granted under the Director Plan has an exercise price equal to the fair market value of Common Stock on the date of grant. The term of each option granted under the Director Plan is ten years, provided that, in general, an option may be exercised only while the director continues to serve as a director of the Company or within 90 days thereafter. The outstanding options granted under the Director Plan continue to be governed by the provisions of the Director Plan and any other instrument evidencing such options.

Executive Officers

The Board of Directors elects executive officers of the Company annually at its meeting immediately following the annual meeting of stockholders. Such executive officers hold office until the next annual meeting unless they sooner resign or are removed from office. There are no family relationships between any directors or executive officers of the Company.

The following table lists the current executive officers of the Company. It is anticipated that each of these officers will be re-elected by the Board of Directors following the Annual Meeting:

Name	Age	Position
Charles H. Sherwood, Ph.D.	55	President and Chief Executive Officer
Douglas R. Potter	51	Chief Financial Officer, Treasurer and Clerk
Robert E. Tellis.	56	Senior Vice President—Sales and Marketing

Dr. Sherwood was appointed Chief Executive Officer of the Company effective April 2, 2002 in addition to his role as President, for which he was appointed in June 2001. Dr. Sherwood previously served as the Company's Vice President of Research and Development beginning in April 2000 and Vice President of Process Development and Engineering beginning in April 1998. He served as a consultant to the Company from January 1998 to April 1998. From 1995 to 1997, he was Senior Director, Medical Device Research and Development for Chiron Vision. In April 1995 Chiron Vision acquired IOLAB Corporation, a division of Johnson & Johnson where he had been Executive Director of Research and Development from 1993 to 1995, Director of Materials Characterization from 1989 to 1993 and Manager/Section Head from 1982 to 1989. Dr. Sherwood was also a part-time faculty member in the Department of Chemistry at the California State Polytechnic University, Pomona, California from 1984 to 1987. Dr. Sherwood received a B.S. in Chemical Engineering from Cornell University, and a M.S. and Ph.D. in Polymer Science and Engineering from the University of Massachusetts, Amherst. Dr. Sherwood also received a Certificate in Management from Claremont Graduate School.

Mr. Potter recently relinquished his role as the Company's Chief Executive Officer effective April 2, 2002, but will continue as the Company's Chief Financial Officer, Treasurer and Clerk, as the Company seeks a successor. He has served as Chief Financial Officer, Vice President—Finance, Treasurer and Clerk since April 2000. From August 1999 to March 2000, Mr. Potter worked as a financial consultant, including as the Interim Chief Financial Officer of the Company. From November 1993 to July 1999,

he served as Vice President and Chief Financial Officer of Dynamics Research Corporation. Before joining Dynamics Research Corporation in 1993, Mr. Potter was Vice President, Treasurer and Chief Financial Officer of SofTech, Inc. He was also employed for 10 years with the accounting firm PricewaterhouseCoopers. Mr. Potter is a certified public accountant and is a member of the Financial Executives Institute and the Treasurers Club of Boston. He has an M.B.A. from Boston University and a B.S. from Purdue University.

Mr. Tellis joined the Company in March 2002 as Senior Vice President—Sales and Marketing. Most recently, Mr. Tellis was principal of Bob Tellis & Associates, a consulting firm specializing in mergers and acquisitions and licensing arrangements for small- to mid-size companies in the pharmaceutical, diagnostic and biotechnology fields. During 1997 and 2001, Mr. Tellis worked on a consulting basis with the Company to establish overseas marketing and distribution arrangements. Earlier, he was vice president of business development and marketing for Nitromed, Inc., a medical device concern, and vice president of corporate development with Immunogen, Inc., a biotechnology company. Mr. Tellis also worked for 24 years with Ciba-Geigy, including as vice president, corporate planning for Ciba-Corning Diagnostics, Inc. Mr. Tellis currently serves as a director of Mar Con Global Solutions, Inc. Mr. Tellis holds a J.D and M.B.A from St. John's University and a B.S from Fordham University.

Executive Compensation

Summary Compensation

The following table sets forth certain information concerning the compensation, for each of the periods indicated, of the individuals who have served as the Company's Chief Executive Officer and the Company's four most highly compensated executive officers for the year ended December 31, 2001, other than the Chief Executive Officer, (the "Named Executive Officers") for the years ended December 31, 2001, 2000 and 1999.

Summary Compensation Table

						Long-Term Compensation
		Annual Compensation
Name and Principal Position	Fiscal Year					Securities Underlying Options (#)		All Other Compensation ($)(1)
		Salary ($)		Bonus ($)
Douglas R. Potter Chief Executive Officer, Chief Financial Officer, Treasurer and Clerk	2001 2000	$203,696 121,182	(3)	$54,500 37,300	(4) (4)(5)	150,000 105,000	(2)	$8,000 37,850	(6)
Charles H. Sherwood President and Chief Operating Officer(11)	2001 2000 1999	205,750 160,944 145,638		54,500 38,675 16,245	(4) (4)	150,000 60,000 25,000	(2) (7)	8,000 8,000 8,000
Edward Ross, Jr. Former Vice President—Sales and Marketing(12)	2001 2000 1999	166,049 151,965 146,463		28,302 24,200 26,300	(4) (4)	— 30,000 25,000	(7)	8,000 8,000 8,000
J. Melville Engle Former President and Chief Executive Officer(12)	2001 2000 1999	136,729 241,800 228,742		37,500 58,365 86,730	(4) (4)	— 60,000 40,000	(7)	317,924 8,000 8,000	(9)
Michael R. Slater Former Vice President—Operations(12)	2001 2000 1999	78,544 166,795 144,246		20,000 24,300 34,500	(4) (4)	— 30,000 55,000	(8)	123,736 8,000 8,000	(10)

(1)
Unless otherwise noted, these amounts constitute only the Company's matching contributions to the Company's Employee Savings and Retirement Plan (the "401(k) Plan") as there were no discretionary contributions.

(2)
Such options were granted on June 26, 2001 in connection with the promotions of Messrs. Potter and Sherwood to Chief Executive Officer and Chief Operating Officer, respectively.

(3)
Mr. Potter joined the Company in February 2000 as a consultant and in April 2000 became an employee of the Company; the 2000 amount represents his salary beginning in April 2000.

(4)
Such amounts include any annual bonus and/or retention bonus.

(5)
Mr. Potter received a signing bonus of $10,000 upon joining the Company as an employee.

(6)
Includes $33,710 of consulting fees earned prior to Mr. Potter's employment in April 2000.

(7)
Such options were granted on January 11, 2000.

(8)
25,000 of such options were granted on January 11, 2000.

(9)
Also includes$100,000 of loan forgiveness, $72,414 of payments to offset tax liabilities and $137,510 of severance payments.

(10)
Also includes $29,000 of loan forgiveness and $86,736 of severance payments.

(11)
As of April 2, 2002, Mr. Sherwood assumed the role of Chief Executive Officer.

(12)
As of March 22, 2002, Mr. Ross was no longer employed by the Company. As of June 12, 2001, Mr. Engle was no longer employed by the Company. As of June 15, 2001, Mr. Slater was no longer employed by the Company.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth the number of shares underlying stock options granted during the fiscal year ended December 31, 2001 to the Named Executive Officers and certain other information regarding such stock options.

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
		Percent of Total Options Granted to Employees in Fiscal Year(2)
	Number of Securities Underlying Option Granted(1)
Name			Exercise or Base Price ($/Sh)	Expiration Date
					5% ($)	10% ($)
Douglas R. Potter	150,000	30.6%	$1.17	6/26/11	110,370	279,705
Charles H. Sherwood	150,000	30.6%	$1.17	6/26/11	110,370	279,705

(1)
The exercisability of each option automatically accelerates upon a "Change in Control of the Company" (as defined in the 1993 Stock Option Plan, as amended). See "Report of the Compensation Committee of the Board of Directors on Executive Compensation" for more information regarding such grants.

(2)
A total of 489,800 options to purchase Common Stock of the Company were granted to employees of the Company in the year ended December 31, 2001.

(3)
Represents the value of options granted at the end of the option terms if the price of the Company's Common Stock were to appreciate annually by 5% and 10%, respectively, from the price at the date of grant. The 5% and 10% assumed rates of appreciation are required by the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.

Option Exercises and Holdings

The following table sets forth certain information concerning exercises of stock options during the fiscal year ended December 31, 2001 by each of the Named Executive Officers and the number and value of options held by each of the Named Executive Officers on December 31, 2001.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Securities Underlying Unexercised Options at Fiscal Year End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year End ($) Exercisable/ Unexercisable(1)
Douglas R. Potter	0	$0	26,250/228,750	$0/$0
Charles H. Sherwood	0	0	77,500/232,500	0/0
Edward Ross, Jr.	0	0	137,500/47,500	0/0
J. Melville Engle	0	0	0/0	0/0
Michael R. Slater	0	0	0/0	0/0

(1)
Based on the fair market value of the Common Stock on December 31, 2001 of $1.00 per share less the applicable option exercise price ranging from $1.17 to $12.625.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

During 2001, the Compensation Committee of the Board consisted of Joseph L. Bower, Eugene A. Davidson, Samuel F. McKay and Steven E. Wheeler, each of whom was a non-employee director. The Compensation Committee approves Company compensation policies and procedures and establishes compensation levels for executive officers.

Compensation Policies for Executive Officers.    The Compensation Committee's executive compensation philosophy is: (i) to provide competitive levels of compensation that integrate pay with the individual executive's performance and the Company's annual and long-term performance goals; (ii) to motivate key executives to achieve strategic business goals and reward them for their achievement; (iii) to provide compensation opportunities and benefits that are comparable to those offered by other companies in the pharmaceutical and medical devices industry, thereby allowing the Company to compete for and retain talented executives who are critical to the Company's long-term success; and (iv) to align the interests of key executives with the long-term interests of stockholders and the enhancement of stockholder value through the granting of stock options.

The compensation of the Company's Chief Executive Officer and other executive officers is currently comprised of annual base salary, annual performance incentives in the form of cash bonuses and long-term performance incentives in the form of stock option grants under the Company's 1993 Stock Option Plan, as amended.

The Compensation Committee has determined that base salaries of executive officers should be set at levels that are competitive with those of executives of comparably-sized companies in the pharmaceutical and medical devices industry. In addition, the Compensation Committee believes that it is appropriate to reward performance through a combination of cash bonuses and stock option grants and to provide a competitive compensation package that will enable the Company to attract and retain the executives needed to achieve the Company's business goals. In determining base salaries and annual performance incentives, with the exception of the Chief Executive Officer, management presents recommendations to the Compensation Committee based upon certain goals of the performance of both Company and the individual and the actual performance of both. With respect to the Chief Executive Officer, the Compensation Committee considered the factors discussed below to assess his performance and determine the appropriate amount of compensation.

Base Salary.    Base salaries for executive officers are targeted according to the salaries of employees holding similar offices and having similar responsibilities at comparably-sized companies within the pharmaceutical and medical device industry. Annual salary adjustments for executive officers are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive officer and any change in the responsibilities assumed by the executive officer. Salary adjustments are normally determined and made on an annual basis.

Cash Bonuses.    The Company's executive officers, including its Chief Executive Officer, are also eligible to earn bonuses. The Company's bonuses provide motivation toward and reward the accomplishment of corporate annual objectives and provide a competitive compensation package that will attract, reward and retain top-caliber individuals. The Compensation Committee considers the achievement of financial objectives, organizational development, business and technical development, and other factors in its discretion to determine the amounts of the bonuses. The Compensation Committee also may grant bonuses for executive retention purposes, taking into account, among other things, general industry practices.

Stock Option Grants.    Stock options are designed to attract and retain executives who can make significant contributions to the Company's success; reward executives for such significant contributions; give executives a long-term incentive to increase shareholder value; and align the interests of the Company's senior executives with those of its stockholders. In determining whether to grant stock options to executive officers, the Compensation Committee evaluates each officer's performance by examining criteria similar to that involved in fixing cash bonuses. Any such grants also reflect individual performance reviews. The Compensation Committee also may grant stock options for executive retention purposes, taking into account, among other things, general industry practices. Stock options generally have been granted with a ten-year term, vesting in varying installments up to four years after the date of grant, and an exercise price equal to or above the fair market value of the Common Stock on the grant date.

In order to achieve the goals described above and in connection with certain management changes, on June 26, 2001, the Compensation Committee granted each of Messrs. Potter and Sherwood options to acquire 150,000 shares of Common Stock, each at an exercise price of $1.17 vesting in four equal annual installments.

Compensation of Chief Executive Officers.    J. Melville Engle, the Company's former President and Chief Executive Officer, received competitive compensation and regular benefits in effect for senior executives of the Company. In 2001, Mr. Engle's annualized salary was $251,472. Mr. Engle's salary and bonus were initially determined pursuant to the terms of his employment agreement and have been adjusted annually in accordance with the philosophies described above. In connection with Mr. Engle's departure in June 2001, Mr. Potter was appointed Chief Executive Officer by the Board of Directors. His annualized salary upon such appointment was $230,000. In 2001, Mr. Potter received aggregate cash bonuses of $54,500, including $20,000 paid in connection with a management retention incentive plan put in place in June 2000. The bonus paid for 2001 performance took into account Mr. Potter's critical contributions to the Company's progress during the second half of 2001 with respect to management changes, cost controls and resolution of certain legal matters. As described above, Mr. Potter also received a grant of options to acquire 150,000 shares of Common Stock in connection with his promotion.

The Compensation Committee of the Board

Joseph L. Bower	Eugene A. Davidson	Samuel F. McKay	Steven E. Wheeler

THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

Agreements with Named Executive Officers

Mr. Potter and Dr. Sherwood have entered into at-will employment relationships with the Company, the terms of which are evidenced by offer letters from the Company which were countersigned by each officer at the commencement of his employment. Under the offer letters, each of these officers is offered in addition to his respective salary a grant of stock options for 75,000 shares of Common Stock vesting in equal installments over four years, plus bonuses and benefits. If the employment of any of these officers is terminated without cause, the offer letter entitles each to severance in the amount of six months base salary and six months medical benefits. These officers are also parties to change in control, bonus and severance agreements with the Company dated April 26, 2000. Under these agreements, each of these officers is entitled to receive certain lump sum payments and other financial benefits in the event of a change in control (as defined in the agreement) of the Company. In the event of a change in control of the Company, and after such change of control their employment with the Company is terminated without cause (as defined in the agreement), each officer would likely receive an amount, including all periodic payments, in excess of $100,000.

In connection with his departure from the Company, Mr. Engle entered into a separation agreement with the Company. Such separation agreement provided for aggregate severance payments of $273,108 over a nine-month period and the payment of a previously negotiated bonus of $37,500. Mr. Engle's separation agreement also provided for the forgiveness of certain promissory notes with an aggregate principal amount of $100,000 and the extension of the payment terms on a $75,000 promissory note. In connection with Mr. Slater's departure from the Company, he entered into a separation agreement with the Company that provided for aggregate severance payments of $86,736 and the forgiveness of a $29,000 promissory note. In connection with Mr. Ross' departure from the Company, he entered into a separation agreement with the Company that provides for aggregate severance payments of $98,990. Each of the separation agreements for Messrs. Engle, Slater and Ross also included terms regarding confidentiality, non-competition, non-disparagement and COBRA coverage.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Dr. Bower, Dr. Davidson, Mr. McKay and Mr. Wheeler. None of these individuals is or formerly was an officer or employee of the Company.

Stock Performance Graph

Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock, based on the Market price of the Company's Common Stock with the total return of companies included within the NASDAQ Stock Market Index and a peer group of companies included within the NASDAQ Pharmaceutical Index for the period commencing on December 31, 1997 and ending on December 31, 2001. The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock, the NASDAQ Stock Market Index and the NASDAQ Pharmaceutical Index on December 31, 1997, and the reinvestment of all dividends, if any. The historical information set forth below is not necessarily indicative of future performance.

Stock Performance Graph

	Dec-96	Dec-97	Dec-98	Dec-99	Dec-00	Dec-01
NASDAQ Pharmaceutical Market	100	103	131	247	308	262
NASDAQ US Market	100	122	173	321	193	153
ANIKA	100	248	143	188	21	27

Beneficial Ownership of Common Stock

The following table sets forth the beneficial ownership of the Company's Common Stock as of February 2, 2002, by (i) each director, (ii) each of the Named Executive Officers named in the Summary Compensation Table set forth under the caption "Executive Compensation," (iii) each other person which is known by the Company to beneficially own 5% or more of its Common Stock and (iv) all current directors and executive officers as a group.

Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage of Common Stock Outstanding(2)
Joseph L. Bower	109,976	(3)	1.1%
Eugene A. Davidson, Ph.D.	95,876	(3)	*
Samuel F. McKay	897,606	(4)(5)	9.0%
Harvey S. Sadow, Ph.D.	47,396	(6)	*
Steven E. Wheeler	146,866	(3)	1.5%
Douglas R. Potter	101,250	(7)	1.0%
Charles H. Sherwood, Ph.D.	85,638	(8)	*
Edward Ross, Jr.	145,900	(9)	1.5%
J. Melville Engle	5,789	(10)	*
Michael R. Slater	2,826	(11)	*
All current directors and current and former executive officers as a group (10 persons)	1,639,123	(12)	15.5%
Other Principal Stockholders:
Axiom Venture Partners Limited Partnership City Place II—17th Floor 185 Asylum Street Hartford, CT 06103	877,606	(5)(6)	8.8%
Herbert H. Hastings and Euretta L. Hastings c/o Morrison & Foerster LLP 19900 MacArthur Blvd., 12th Floor Irvine, CA 92612-2445	830,000	(13)	8.1%

*
Indicates less than 1%.

(1)
The number of shares deemed beneficially owned includes shares of Common Stock beneficially owned as of February 1, 2002. The inclusion of any shares of stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Any reference below to shares subject to outstanding stock options held by the person in question refers to stock options that are exercisable within 60 days after February 1, 2002.

(2)
The number of shares deemed outstanding includes 9,934,280 shares of Common Stock outstanding as of February 1, 2002, plus any shares subject to outstanding stock options that were exercisable within 60 days of February 1, 2002, held by the person or persons in question.

(3)
This amount includes 71,396 shares subject to stock options that are exercisable on or before April 2, 2002.

(4)
This amount includes 845,710 shares and options to acquire 31,896 shares, both held by Axiom Venture Partners Limited Partnership. Mr. McKay, Alan Mendelson and Martin Chanzit are the general partners (the "Axiom General Partners") of Axiom Venture Associates Limited Partnership, the general partner of Axiom Venture Partners Limited Partnership, and share voting and investment power with respect to such shares. Mr. McKay disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(5)
This amount also includes 20,000 shares subject to stock options that are exercisable on or before April 2, 2002 held by Mr. McKay. The address of Mr. McKay is c/o Axiom Venture Partners, City Place II, 17th Floor, 185 Asylum Street, Hartford, Connecticut 06103.

(6)
This amount includes 47,396 shares subject to stock options that are exercisable on or before April 2, 2002.

(7)
This amount includes 101,250 shares subject to stock options that are exercisable on or before April 2, 2002.

(8)
This amount includes 888 shares allocated to Dr. Sherwood's account under the 401(k) Plan and 83,750 shares subject to stock options that are exercisable on or before April 2, 2002.

(9)
This amount includes 2,150 shares allocated to Mr. Ross's account under the 401(k) Plan and 143,750 shares subject to stock options that are exercisable on or before April 2, 2002.

(10)
This amount includes shares allocated to Mr. Engle's account under the 401(k) Plan.

(11)
This amount includes 1,826 shares allocated to Mr. Slater's account under the 401(k) Plan.

(12)
This amount includes 10,653 shares in the aggregate allocated to the accounts of the executive officers under the 401(k) Plan and 641,230 shares subject to stock options that are exercisable on or before April 2, 2002.

(13)
Such information is provided based upon information contained in the Schedule 13G/A publicly filed by Mr. and Mrs. Hastings on February 14, 2002.

Section 16(a) Beneficial Ownership Reporting Compliance

The Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires that the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock file initial reports of ownership and reports of changes in ownership with the Commission and NASDAQ. Officers, directors and persons who beneficially own more than 10% of the Company's Common Stock are also required to furnish the Company with a copy of all forms they file pursuant to Section 16(a). Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company under Rule 16a-3(e) of the Exchange Act for the year ended December 31, 2001, no officer, director or person who owns more than 10% of the Company's outstanding shares of common stock failed to file on a timely basis such reports.

Certain Relationships and Related Transactions

Since March 1997, the Company has made three (3) loans in the aggregate amount of $175,000 to J. Melville Engle, former President and Chief Executive Officer of the Company at varying interest rates from 5.54% to 6%. Such loans were payable five (5) years from the date of each respective loan or 120 days after the termination of Mr. Engle's employment with the Company for any reason. In connection with the termination of Mr. Engle's employment as of June 12, 2001, the Company forgave the outstanding indebtedness and related accrued interest owned by Mr. Engle to the Company on two (2) of such loans, which equaled an aggregate of $100,000. The outstanding indebtedness, including accrued interest, on the remaining loan equals an aggregate amount of $75,000 and is secured by a subordinated mortgage on real property owned by Mr. Engle.

INDEPENDENT AUDITORS

Arthur Andersen LLP was retained as the Company's principal accountants for the fiscal year ending December 31, 2001. As of the date of this proxy statement, the Company has not formally selected an accountant for the fiscal year ending December 31, 2002. The Audit Committee of the Board of Directors continues to monitor developments at Arthur Andersen LLP in light of recent business and legal developments affecting that firm. The Audit Committee will make a recommendation to the Board of Directors after further evaluation, which may include evaluating proposals from other accounting firms. A representative of such firm is expected to be present at the Annual Meeting of stockholders and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

Audit Fees

The aggregate estimated amount for professional services rendered by the Company's independent auditors for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year were approximately $71,475.

Financial Information Systems Designs and Implementation Fees

The Company's independent auditors did not perform any financial information system design or implementation work for the Company during the fiscal year ended December 31, 2001.

All Other Fees

The aggregate fees billed for all other professional services, including tax services and services in connection with the Company's restatement of certain financial results and filing of an amended Form 10-K, rendered by the Company's independent auditors for the fiscal year ended December 31, 2001 were approximately $87,700. The Audit Committee determined that the provision of these services is compatible with maintaining the independence of Arthur Andersen LLP.

OTHER MATTERS

The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

SOLICITATION EXPENSES

All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews, and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, the Company will reimburse them for their out-of-pocket expenses in this regard.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the next annual meeting of stockholders must be received by the Company on or before December 31, 2002 in order to be considered for inclusion in the Company's proxy statement. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy and should be directed to: Clerk, Anika Therapeutics, Inc., 236 West Cummings Park, Woburn, Massachusetts 01801. A stockholder who wishes to present a proposal at the next annual meeting of stockholders, other than a proposal to be considered for inclusion in the Company's proxy statement described above, must have the proposal delivered personally to or mailed to and received by the Clerk, Anika Therapeutics, Inc., 236 West Cummings Park, Woburn, Massachusetts 01801. The Company must receive the proposal on or before March 16, 2003; provided, however, that such proposal shall not be required to be given more than sixty (60) days prior to the annual meeting of stockholders. The proposal must also comply with the other requirements contained in the Company's Amended and Restated By-laws, including supporting documentation and other information. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that any proposed item of business was not brought before the meeting in accordance with the foregoing procedure and, if he should so determine, he shall so declare to the meeting that the defective item of business shall be disregarded.

STOCKHOLDERS MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2001, BY WRITING TO THE CLERK, ANIKA THERAPEUTICS, INC., 236 WEST CUMMINGS PARK, WOBURN, MASSACHUSETTS 01801.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES

ANIKA THERAPEUTICS, INC.
ANNUAL MEETING OF STOCKHOLDERS

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned, having received notice of the meeting and management's proxy statement furnished herewith, and revoking all prior proxies, hereby appoints Mr. Douglas R. Potter, Mr. Charles H. Sherwood and Mr. Samuel F. McKay, and each of them, with full power of substitution, as proxies to represent and vote all shares of common stock which the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Stockholders of Anika Therapeutics, Inc. to be held at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts, on Wednesday, June 5, 2002, at 10:00 a.m., and at any adjournment or postponement thereof, with respect to the following matters set forth below.

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE.

Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Clerk of the Company or by voting in person at the meeting. Attendance of the stockholder at the meeting or any adjournment or postponement thereof will not in and of itself constitute revocation of this proxy.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE

DETACH HERE

PROXY FOR
ANIKA THERAPEUTICS, INC. 2002 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 5, 2002

1.
ELECTION OF DIRECTOR:

  (to serve as Class III Director for a term of three years)

1
— STEVEN E. WHEELER

/
/    FOR the nominee

/
/    WITHHOLD AUTHORITY to vote for the nominee listed to the left.

2.
In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

  This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is given, this proxy will be voted in favor of Proposal 1.

Check appropriate box and indicate changes below.

Address Change? / / Name Change? / /

/
/    Please check this box if you plan to attend the Annual Meeting.

NO. OF SHARES

Date _____________________ / /

Date _____________________ / /

                      SIGNATURE(S) IN BOX(ES)
                      When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. For shares held jointly, each joint owner should sign.

QuickLinks

PROPOSAL 1 ELECTION OF DIRECTORS
AUDIT COMMITTEE REPORT
Summary Compensation Table
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
Stock Performance Graph
INDEPENDENT AUDITORS
OTHER MATTERS
SOLICITATION EXPENSES
STOCKHOLDER PROPOSALS
ANIKA THERAPEUTICS, INC. ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE
DETACH HERE
PROXY FOR ANIKA THERAPEUTICS, INC. 2002 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 5, 2002